DEAN WITTER GOVERNMENT INCOME TRUST   Two World Trade Center, New York, New York
                                                                           10048

LETTER TO THE SHAREHOLDERS September 30, 1996

DEAR SHAREHOLDER:

During the twelve-month period ended September 30, 1996, interest rates on intermediate-term U.S. Treasury securities rose as the market perceived a strengthening economy. This renewed vigor resulted from pent-up consumer demand created by severe winter weather and a temporary government shutdown in early 1996. In addition, low mortgage rates, rebate- and lease-based incentives by automobile dealers, and extraordinary "sales" by local retailers increased housing starts and drove retail sales higher. The resulting wholesale inventory liquidation, along with continuing strong employment data, raised the market's concerns about a quickly rebounding economy and a possible inflation surge. On September 30, 1996, the five-year Treasury note was yielding 6.46 percent, compared to 6.02 percent twelve months earlier when interest rates were at their lowest levels since the Federal Reserve Board began raising rates in February 1994.

PERFORMANCE AND PORTFOLIO

Over the twelve-month period ended September 30, 1996, rising interest rates hindered the Trust's performance. On September 30, 1996, the Trust's net asset value per share (NAV) was $9.08, down from $9.17 on September 30, 1995. Based on this change, and including reinvestment of income dividends totaling $0.60 per share, the Trust's total return (based on NAV) for the twelve-month period ended September 30, 1996, was 6.26 percent. Over the same period, the Trust's market price per share on the New York Stock Exchange remained unchanged at $8.25; on this basis, total return, including reinvestment of income dividends, was 7.31 percent. On September 30, 1996, the Trust's net assets totaled approximately $440 million. The Trust maintained its monthly dividend of $0.05 per share.

During the period under review, we gradually extended the Trust's average maturity to 6.9 years by September 30, 1996. This enabled the Trust to continue to provide a competitive level of income. While this strategy has thus far proven successful in 1996, additional adjustments to the Trust's average maturity will be made as conditions warrant.

DEAN WITTER GOVERNMENT INCOME TRUST

On September 30, 1996, 84 percent of the Trust's assets were invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMAs), the Federal National Mortgage Association (FNMAs) and the Federal Home Loan Mortgage Corp. (FHLMCs); 6 percent in U.S. Treasury securities; 9 percent in U.S. Agency Obligations; and the remaining 1 percent in cash equivalents. In the months ahead, as the markets permit, income and proceeds from sales of securities or maturing securities may be reinvested in mortgage-backed securities, which we believe continue to offer significant long-term value, an incremental yield incentive over U.S. Treasury securities of similar maturities and the potential for higher total returns.

LOOKING AHEAD

For the balance of 1996 and early 1997, we expect that U.S. economic growth will continue to moderate. Before taking overt action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of a strong economy and rising inflation. In the months ahead, inflation is expected to remain subdued, albeit at slightly higher levels than in calendar 1995.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, attempt to reduce or eliminate a market discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 3,390,300 shares of the Trust were purchased on the New York Stock Exchange over the twelve-month period ended September 30, 1996.

As reported below, the proposal to convert the Trust to an open-end investment company failed to receive the required shareholder vote for passage at the recent special meeting of shareholders. Accordingly, the Trust will continue to operate as a closed-end investment company. The Trustees are continuing to consider the matter and what future steps, if any, may be appropriate in an effort to reduce or eliminate the discount at which the Trust's shares trade to net asset value.

We appreciate your support of Dean Witter Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER GOVERNMENT INCOME TRUST

                             *         *         *

On September 4, 1996, a special meeting of shareholders of the Trust was held to vote on approval or disapproval of a proposal to convert the Trust to an open-end investment company. The proposal failed because it did not receive the required affirmative vote of 80 percent of the Trust's outstanding shares. The results of the vote on the proposal were as follows:

                                 PERCENTAGE OF
 VOTE       NO. OF SHARES     OUTSTANDING SHARES
-------     -------------     -------------------
For           25,359,080            50.83%
Against        3,928,529             7.87%
Abstain        1,606,450             3.22%

Other proposals, which related to the Trust's conversion to an open-end investment company, were structured to come before the meeting only if the conversion proposal passed. Since the conversion proposal did not pass, these other proposals were not brought before the meeting.

DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS September 30, 1996

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                            COUPON
THOUSANDS                    MATURITY DATE                        RATE            VALUE
-------------------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES (83.5%)
              Federal Home Loan Mortgage Corp. (10.8%)
$  6,874      12/01/18 - 02/01/19.........................       9.50%         $  7,329,294
  22,603      07/01/09 - 08/01/20.........................       10.00           24,425,614
  14,516      08/01/14 - 05/01/19.........................       10.50           15,904,191
                                                                                 ----------
                                                                                 47,659,099
                                                                                 ----------
              Federal National Mortgage Assoc. (51.3%)
  23,321      11/01/08 - 01/01/09.........................        6.00           22,118,405
  55,244      05/01/07 - 12/01/23.........................        6.50           52,393,925
  51,835      10/01/13 - 04/01/26.........................        7.00           50,004,908
  44,453      01/01/22 - 07/01/25.........................        7.50           43,911,592
  33,406      12/01/21 - 10/01/25.........................        8.00           33,687,931
  18,218      08/01/17 - 05/01/25.........................        8.50           18,678,700
   1,657      09/01/13 - 07/01/23.........................        9.00            1,728,155
   2,957      06/01/18 - 01/01/21.........................        9.50            3,157,133
                                                                                 ----------
                                                                                225,680,749
                                                                                 ----------
              Government National Mortgage Assoc. (21.4%)
  14,774      02/15/24 - 08/15/25.........................        7.00           14,215,064
  12,020      12/15/22 - 06/15/26.........................        7.50           11,865,631
  14,744      11/15/15 - 12/15/21.........................        8.00           14,882,700
  37,403      05/15/16 - 11/15/24.........................        8.50           38,455,216
  12,570      04/15/17 - 02/15/25.........................        9.00           13,170,567
   1,378      08/15/18 - 08/15/20.........................        9.50            1,477,270
                                                                                 ----------
                                                                                 94,066,448
                                                                                 ----------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Identified Cost $366,542,672)..............................      367,406,296
                                                                                 ----------
              U.S. GOVERNMENT & AGENCIES OBLIGATIONS (15.3%)
   2,500      Federal National Mortgage Assoc.
              02/01/04 - 08/01/04.........................        0.00            1,487,192
  42,280      Federal National Mortgage Assoc.
              Principal Strip 12/20/01 - 03/09/02.........    7.56 - 7.89+       41,419,546
  18,500      Resolution Funding Corp. Coupon Strip
              01/15/05 - 01/15/08.........................        0.00           11,761,370
   8,000      U.S. Treasury Note
              09/30/98....................................        4.75            7,799,920
   6,500      U.S. Treasury Strip
              05/15/97 - 02/15/03.........................        0.00            4,753,965
                                                                                 ----------
              TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
              (Identified Cost $68,136,413)...............................       67,221,993
                                                                                 ----------

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                            COUPON
THOUSANDS                    MATURITY DATE                        RATE            VALUE
-------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (0.5%)
              REPURCHASE AGREEMENT
$  2,262      The Bank of New York due 10/01/96 (dated
              09/30/96; proceeds $2,262,429;
              collateralized by $2,221,342 U.S. Treasury
              Note 8.50% due 07/15/97 valued at
              $2,307,357)
              (Identified Cost $2,262,115).........................  5.00%     $  2,262,115
                                                                                 ----------
              TOTAL INVESTMENTS
              (Identified Cost $436,941,200) (a)...................  99.3%      436,890,404
              OTHER ASSETS IN EXCESS OF LIABILITIES..................  0.7        3,005,648
                                                                      ----       ----------
              NET ASSETS........................................... 100.0%     $439,896,052
                                                                      ====       ==========

---------------------
 + Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $6,507,965 and the aggregate gross unrealized depreciation was $6,558,761, resulting in net unrealized depreciation of $50,796.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
ASSETS:
Investments in securities, at value
 (identified cost $436,941,200).......................................    $436,890,404
Receivable for:
    Interest..........................................................       2,763,069
    Principal paydowns................................................       1,040,652
    Investments sold..................................................           3,907
Prepaid expenses and other assets.....................................          19,416
                                                                            ----------
    TOTAL ASSETS......................................................     440,717,448
                                                                            ----------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.........................         442,994
    Investment management fee.........................................         224,471
Accrued expenses and other payables...................................         153,931
                                                                            ----------
    TOTAL LIABILITIES.................................................         821,396
                                                                            ----------
NET ASSETS:
Paid-in-capital.......................................................     475,481,652
Net unrealized depreciation...........................................         (50,796)
Accumulated undistributed net investment income.......................         177,113
Accumulated net realized loss.........................................     (35,711,917)
                                                                            ----------
    NET ASSETS........................................................    $439,896,052
                                                                            ==========
NET ASSET VALUE PER SHARE,
 48,438,400 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.08
                                                                                  ====

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended September 30, 1996
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $33,600,971
                                                                             ---------
EXPENSES
Investment management fee..............................................      2,780,582
Transfer agent fees and expenses.......................................        263,181
Professional fees......................................................        117,431
Custodian fees.........................................................         78,556
Shareholder reports and notices........................................         75,623
Registration fees......................................................         43,721
Trustees' fees and expenses............................................         16,329
Other..................................................................          9,468
                                                                             ---------
    TOTAL EXPENSES.....................................................      3,384,891
                                                                             ---------
    NET INVESTMENT INCOME..............................................     30,216,080
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain......................................................        380,329
Net change in unrealized appreciation..................................     (7,305,945)
                                                                             ---------
    NET LOSS...........................................................     (6,925,616)
                                                                             ---------
NET INCREASE...........................................................    $23,290,464
                                                                             =========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE YEAR        FOR THE YEAR
                                                          ENDED               ENDED
                                                      SEPTEMBER 30,       SEPTEMBER 30,
                                                          1996                1995
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................     $  30,216,080       $  30,973,231
Net realized gain (loss).........................           380,329          (2,407,664)
Net change in unrealized
 appreciation/depreciation.......................        (7,305,945)         25,727,799
                                                        -----------         -----------
    NET INCREASE.................................        23,290,464          54,293,366
Dividends from net investment income.............       (30,343,494)        (32,357,962)
Net decrease from transactions in shares of
 beneficial interest.............................       (28,522,051)        (33,098,100)
                                                        -----------         -----------
    TOTAL DECREASE...............................       (35,575,081)        (11,162,696)
NET ASSETS:
Beginning of period..............................       475,471,133         486,633,829
                                                        -----------         -----------
    END OF PERIOD
    (Including undistributed net investment
    income of
    $177,113 and $304,527, respectively).........     $ 439,896,052       $ 475,471,133
                                                        ===========         ===========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) A portfolio security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER GOVERNMENT INCOME TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $94,881,066 and $126,337,980, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1996, the Trust had transfer agent fees and expenses payable of approximately $24,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last

DEAN WITTER GOVERNMENT INCOME TRUST
five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $564. At September 30, 1996, the Trust had an accrued pension liability of $49,007 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                    CAPITAL
                                                                                                                    PAID IN
                                                                                                   PAR VALUE       EXCESS OF
                                                                                      SHARES       OF SHARES       PAR VALUE
                                                                                    ----------     ----------     ------------
Balance, September 30, 1994.....................................................    55,986,400      $559,864      $536,541,939
Treasury shares purchased and retired (weighted average discount 9.80%)*........    (4,157,700)      (41,577)      (33,056,523)
                                                                                     ---------       -------       -----------
Balance, September 30, 1995.....................................................    51,828,700       518,287       503,485,416
Treasury shares purchased and retired (weighted average discount 7.52%)*........    (3,390,300)      (33,903)      (28,488,148)
                                                                                     ---------       -------       -----------
Balance, September 30, 1996.....................................................    48,438,400      $484,384      $474,997,268
                                                                                     =========       =======       ===========

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On September 24, 1996, the Trust declared the following dividends from net investment income:

 AMOUNT            RECORD               PAYABLE
PER SHARE           DATE                  DATE
---------     -----------------    ------------------
  $0.05        October 4, 1996      October 18, 1996

  $0.05       November 8, 1996     November 22, 1996

  $0.05       December 6, 1996     December 20, 1996

6. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Trust had a net capital loss carryover of approximately $35,704,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                              AMOUNTS IN THOUSANDS
    ------------------------------------------------------------------------
     1997        1998      1999      2002       2003       2004       TOTAL
    -------     ------     ----     ------     ------     ------     -------
    $10,496     $5,061     $191     $8,299     $9,638     $2,019     $35,704
    ========    =======    =====    =======    =======    =======    ========

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $8,000 during fiscal 1996.

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE YEAR ENDED SEPTEMBER 30*
                                                                     ------------------------------------------------------------
                                                                       1996         1995        1994++        1993         1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $   9.17     $   8.69     $   9.54     $   9.72     $   9.70
                                                                       ------        -----      -------      -------       ------
Net investment income............................................        0.60         0.58         0.62         0.81         0.78
Net realized and unrealized gain (loss)..........................       (0.14)        0.43        (0.77)       (0.29)          --
                                                                       ------        -----      -------      -------       ------
Total from investment operations.................................        0.46         1.01        (0.15)        0.52         0.78
                                                                       ------        -----      -------      -------       ------
Dividends from net investment income.............................       (0.60)       (0.60)       (0.73)       (0.70)       (0.76)
                                                                       ------        -----      -------      -------       ------
Anti-dilutive effect of acquiring treasury shares................        0.05         0.07         0.03           --           --
                                                                       ------        -----      -------      -------       ------
Net asset value, end of period...................................    $   9.08     $   9.17     $   8.69     $   9.54     $   9.72
                                                                       ======        =====      =======      =======       ======
Market value, end of period......................................    $   8.25     $   8.25     $  7.875     $  9.125     $   9.25
                                                                       ======        =====      =======      =======       ======
TOTAL INVESTMENT RETURN+.........................................        7.31%       12.97%       (5.97)%       6.51%        8.85%
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        0.73%        0.71%        0.70%        0.70%        0.72%
Net investment income............................................        6.56%        6.50%        6.73%        8.54%        8.06%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $439,896     $475,471     $486,634     $551,659     $561,749
Portfolio turnover rate..........................................          21%          25%          59%         132%          70%

---------------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++  Restated for comparative purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GOVERNMENT INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Government Income Trust (the "Trust") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1996

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048



DEAN WITTER
GOVERNMENT
INCOME TRUST


ANNUAL REPORT
SEPTEMBER 30, 1996